Exhibit 23.1

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
We consent to the incorporation by reference in the following registration statements:
(1)Registration Statement (Form S-3 No.333-268611) of American Equity Investment Life Holding Company
(2)Registration Statement (Form S-3 No. 333-267065) of American Equity Investment Life Holding Company
(3)Registration Statement (Form S-3 No. 333-233544) of American Equity Investment Life Holding Company
(4)Registration Statement (Form S-8 No. 333-274388) of American Equity Investment Life Holding Company 2023 Equity Incentive Plan
(5)Registration Statement (Form S-8 No. 333-238940) pertaining to the American Equity Investment Life Holding Company Amended and Restated Equity Incentive Plan
(6)Registration Statement (Form S-8 No. 333-214885) pertaining to the American Equity Investment Life Holding Company 2013 Director Equity and Incentive Plan
(7)Registration Statement (Form S-8 No. 333-213545) pertaining to the American Equity Investment Life Holding Company 2016 Employee Incentive Plan
(8)Registration Statement (Form S-8 No. 333-175355) pertaining to the American Equity Investment Life Holding Company 2011 Director Stock Option Plan
(9)Registration Statement (Form S-8 No. 333-167755) pertaining to the American Equity Investment Life Holding Company 2009 Employee Incentive Plan, and
(10)Registration Statement (Form S-8 No. 333-127001) pertaining to the 1996 Stock Option Plan, 2000 Employee Stock Option Plan, 2000 Director Stock Option Plan, 1997 Management Subscription Rights Plan, and Restated and Amended Stock Option and Warrant Agreement with David J. Noble of American Equity Investment Life Holding Company
of our reports dated February 29, 2024, with respect to the consolidated financial statements and schedules of American Equity Investment Life Holding Company and subsidiaries and the effectiveness of internal control over financial reporting of American Equity Investment Life Holding Company and subsidiaries included in this Annual Report (Form 10-K) of American Equity Investment Life Holding Company for the year ended December 31, 2023.
/s/ Ernst & Young LLP
Des Moines, Iowa
February 29, 2024